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                                                                   EXHIBIT 23.03



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this registration statement of Harris Computer Systems Corporation on Form S-3 of our report dated August 15, 1995, except for Note 19, as to which the date is September 26, 1995, on our audits of the consolidated financial statements and financial statement schedules of Concurrent Computer Corporation.



                                          /s/  COOPERS & LYBRAND L.L.P.



Parsippany, New Jersey


June 17, 1996